SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23567

BBR ALO FUND, LLC

(Exact name of registrant as specified in charter)

Matthew Shapiro
c/o BBR Partners, LLC
140 East 45th Street, 26th Floor
New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 313-9870

With a copy to:

Nicole M. Runyan, Esq.
Brad A. Green, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
(212) 969-3000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1.	Report to Shareholders

BBR ALO Fund, LLC

Semi-Annual Report

For the Period Ended September 30, 2020

(Unaudited)

BBR ALO Fund, LLC

Table of Contents
For the Period Ended September 30, 2020 (Unaudited)

Schedule of Investments	2-5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Statement of Cash Flows	9
Financial Highlights	10
Notes to Financial Statements	11-19
Other Information	20-21

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2020 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 71.2%
	COMMUNICATIONS — 5.6%
7,163	Alphabet, Inc. - Class C*	$10,526,745
6,947	Booking Holdings, Inc.*	11,884,094
44,545	Facebook, Inc. - Class A*	11,666,335
330,072	Tencent Holdings Ltd. - ADR	21,784,752
20,654	VeriSign, Inc.*	4,230,972
		60,092,898
	CONSUMER DISCRETIONARY — 17.7%
83,830	Adidas AG - ADR	13,570,752
86,448	Alibaba Group Holding Ltd. - ADR*	25,413,983
5,292	Amazon.com, Inc.*	16,663,079
58,264	Avalara, Inc.*	7,419,338
272,446	Bunzl PLC - ADR	8,830,166
240,726	Copart, Inc.*	25,314,746
262,833	DR Horton, Inc.	19,878,060
124,549	Hilton Worldwide Holdings, Inc.	10,626,521
526,542	Industria de Diseno Textil SA - ADR	7,347,630
70,735	LVMH Moet Hennessy Louis Vuitton - ADR	6,625,832
86,446	New Oriental Education & Technology Group, Inc. - ADR*	12,923,677
7,413	NVR, Inc.*	30,268,169
169,201	Whitbread PLC1,*	4,646,577
		189,528,530
	CONSUMER STAPLES — 2.0%
65,489	Nestle SA	7,793,813
154,554	Unilever PLC	9,532,891
172,892	Wal-mart de Mexico SAB de CV - ADR	4,143,789
		21,470,493
	FINANCIALS — 13.1%
62,870	Aon PLC	12,970,081
512,634	Carlyle Group, Inc.	12,646,681
72,916	Credit Acceptance Corp.*	24,692,274
162,269	First Republic Bank	17,697,057
122,137	Jones Lang LaSalle, Inc.	11,683,625
410,708	KKR & CO INC - Class A	14,103,713
52,862	Mastercard, Inc. - Class A	17,876,343
152,277	Primerica, Inc.	17,228,620
58,037	Visa, Inc. - Class A	11,605,659
		140,504,053

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2020 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 7.2%
45,542	Anthem, Inc.	$12,232,126
170,279	Coloplast A/S - ADR	2,691,907
128,366	CSL LTD SPONSORED ADR	13,202,879
92,072	CVS Health Corp.	5,377,005
102,166	ICON PLC*	19,522,901
133,602	Medtronic PLC	13,883,920
455,821	Siemens Healthineers AG - ADR	10,236,007
		77,146,745
	INDUSTRIALS — 9.6%
361,060	Fastenal Company	16,280,195
2,018,182	General Electric Co.	12,573,274
286,334	Graco, Inc.	17,566,591
341,667	HEICO Corp., Class A	30,292,200
22,806	Landstar System, Inc.	2,861,925
33,251	TransDigm Group, Inc.	15,798,215
29,304	Watsco, Inc.	6,824,609
		102,197,009
	TECHNOLOGY — 16.0%
65,487	Accenture PLC - Class A	14,799,407
68,114	Amadeus IT Group, S.A. - ADR	3,801,197
20,764	Aspen Technology, Inc.*	2,628,515
55,010	Check Point Software Technologies Ltd.*	6,619,903
23,505	CoStar Group, Inc.*	19,944,228
47,155	Dassault Systemes SE - ADR	8,833,579
293,402	Experian PLC - ADR	11,075,926
56,346	Microsoft Corp.	11,851,254
41,099	Moody’s Corp.	11,912,545
3,873	MSCI, Inc.	1,381,809
27,399	Oracle Corp.	1,635,720
132,970	Qorvo, Inc.*	17,154,460
209,574	RELX PLC	4,688,170
243,631	Sage Group PLC - ADR	9,081,151
49,934	salesforce.com, Inc.*	12,549,413
110,025	SAP SE	17,142,995
110,650	Skyworks Solutions, Inc.	16,099,575
		171,199,847
	TOTAL COMMON STOCKS
	(Cost $590,318,426)	762,139,575

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2020 (Unaudited) (continued)

Number of Shares		Value
	INVESTMENT FUNDS — 24.9%
—	Echo Street GoodCo Select, L.P.*,2	$266,014,423
	TOTAL INVESTMENT FUNDS
	(Cost $210,768,080)	266,014,423

	TOTAL INVESTMENTS — 96.1%
	(Cost $801,086,506)	1,028,153,998
	Other Assets in Excess of Liabilities — 3.9%	41,718,107
	TOTAL NET ASSETS — 100.0%	$1,069,872,105

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.

[1]	Foreign security denominated in U.S. Dollars.

[2]	Partnership is not designated in units. The Fund owns approximately 11.4% of this Fund.

Additional information on Investment Funds is as follows:

Security	Redemption Permitted	Acquisition Date		Investment Strategy	Redemption Notice Period
Echo Street GoodCo Select, L.P.	Monthly	6/1/2019	[a]	Total Return	30 Days

a	Represents the initial acquisition by the Predecessor Funds; please see Note 10 for additional information.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Summary of Investments
As of September 30, 2020 (Unaudited) (continued)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	17.7%
Technology	16.0%
Financials	13.1%
Industrials	9.6%
Health Care	7.2%
Communications	5.6%
Consumer Staples	2.0%
Total Common Stocks	71.2%
Investment Funds	24.9%
Total Investments	96.1%
Other Assets in Excess of Liabilities	3.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Assets and Liabilities
September 30, 2020 (Unaudited)

Assets
Investments, at fair value (cost $801,086,506)	$1,028,153,998
Cash	77,175,829
Receivables:
Receivables for investments sold	229,184
Dividends receivable	166,036
Interest receivable	511
Prepaid offering costs	401,345
Total Assets	1,106,126,903

Liabilities
Payables:
Payable for Shares repurchased (see Note 8)	8,382,551
Investor subscriptions received in advance	26,584,750
Investment Advisory fees (see Note 5)	719,316
Sub-Advisory fees (see Note 5)	568,181
Total Liabilities	36,254,798

Net Assets	$1,069,872,105

Components of Net Assets:
Paid-in capital	$843,921,697
Total distributable earnings	225,950,408
Net Assets	$1,069,872,105

Number of Shares Outstanding (unlimited number of shares authorized)	88,644,334

Net asset value per Share	$12.07

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Operations
For the Period May 1, 2020* through September 30, 2020 (Unaudited)

Income
Dividends (net of foreign withholding taxes of $65,858)	$2,093,598
Interest	14,048
Miscellaneous income	70
Total Income	2,107,716

Expenses
Investment Advisory fees (see Note 5)	3,357,440
Sub-Advisory fees (see Note 5)	1,800,935
Offering costs (see Note 2)	309,305
Organizational costs (see Note 2)	30,000
Miscellaneous expenses	663
Total Expenses	5,498,343
Net Investment Loss	(3,390,627)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,273,906
Foreign currency transactions	(363)
Net realized gain	2,273,543
Net change in unrealized appreciation/depreciation on investments	227,067,492
Net Realized and Unrealized Gain	229,341,035

Net Increase in Net Assets from Operations	$225,950,408

*	Commencement of Operations

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Changes in Net Assets

For the Period May 1, 2020* through September 30, 2020 (Unaudited)
Operations
Net investment loss	$(3,390,627)
Net realized gain on investments	2,273,543
Net change in unrealized appreciation/depreciation on investments	227,067,492
Net Increase in Net Assets from Operations	225,950,408

Capital Share Transactions (see Note 8)
Proceeds from Reorganization (see Note 10)	700,611,330
Shares issued	151,692,918
Shares repurchased	(8,382,551)
Net change in Net Assets from Capital Transactions	843,921,697

Total Increase	1,069,872,105

Net Assets
Beginning of period	—
End of period	$1,069,872,105

*	Commencement of Operations

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Cash Flows
For the Period May 1, 2020* through September 30, 2020 (Unaudited)

Cash flows provided by (used in) operating activities:
Net Increase in Net Assets from Operations	$225,950,408
Adjustments to reconcile Net Increase in Net Assets from
Operations to net cash used in operating activities:
Net realized gain from investments	(2,273,906)
Net change in unrealized appreciation/depreciation on investments	(227,067,492)
Purchases of investments	(213,975,632)
Sales of investments	88,582,941
(Increase)/Decrease in assets:
Receivable for investments sold	(229,184)
Prepaid offering costs	(401,345)
Dividends receivable	(166,036)
Interest receivable	(511)
Increase/(Decrease) in liabilities:
Investment Advisory fees	719,316
Sub-Advisory fees	568,181
Net Cash Used in Operating Activities	(128,293,260)

Cash flows provided by (used in) financing activities:
Cash proceeds from reorganization (See Note 10)	27,191,421 [1]
Proceeds from subscriptions	178,277,668
Net Cash Provided by Financing Activities	205,469,089

Net change in cash	77,175,829

Cash
Cash, beginning of period	—
Cash at end of period	$77,175,829

*	Commencement of Operations

[1]	Includes $9,827,455 as settlement of net receivables from unsettled trades which settled after May 1, 2020. See Note 10 for additional information.

Non-cash Operating activities not included consist of transfer of securities from reorganization of $673,419,909.

Non-cash Financing activities not included consist of Proceeds from Reorganization of $700,611,330.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Financial Highlights

The following represents certain ratios to average net assets and other supplemental information for the period indicated. An individual investor’s ratios and returns may vary from the below based on the timing of capital transactions.

	For the Period May 1, 2020* through September 30, 2020 (Unaudited)
Net asset value, Beginning of Period	$10.00
Income from investment operations:
Net investment loss(1)	(0.04)
Net realized and unrealized gain on investments	2.11
Total from investment operations:	2.07

Net asset value, End of Period	$12.07

Total Return(2)	20.70	%(3)

Net assets, end of period (in thousands)	$1,069,872
Net investment loss to average net assets	(0.76	)%(4)(5)
Ratio of net expenses to average net assets	1.19	%(4)(5)
Portfolio turnover rate	9.69	%(3)

*	Commencement of Operations

(1)	Based on average Shares outstanding for the period.

(2)

Total return reflects the changes in net asset value during the period based on the performance of the Fund and investor subscriptions and redemptions, and assumes all dividends and distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Annualized, except for certain non-recurring fees.

(5)	These ratios do not include earned income or expenses incurred by the Fund through its investment in the Investment Fund.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited)

1. Organization

BBR ALO Fund, LLC (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware limited liability company on January 10, 2020, and commenced operations on May 1, 2020. The Fund is the successor to BBR Active Equity – Long Only, LP and BBR Active Equity – Long Only (QP), LP, each a Delaware limited partnership that was exempt from registration under the 1940 Act pursuant to Sections 3(c)(1) and 3(c)(7) thereof, respectively (each, a “Predecessor Fund”). See Note 10. BBR Partners, LLC serves as the investment adviser to the Fund (the “Adviser”), and each of Polen Capital Management, LLC (“Polen”), Quantum Capital Management, LLC (“Quantum”) and Vulcan Value Partners, LLC (“Vulcan”) (collectively, the “Subadvisers”) has been engaged to directly manage specified portions of the Fund’s assets. The Adviser and each Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by deploying its assets among a select group of long-biased equity investment managers (the “Investment Managers”), and the unregistered investment vehicles (the “Investment Funds”) and/or accounts they operate. In addition to allocating Fund assets to Investment Funds, the Adviser may allocate Fund assets to accounts operated by Investment Managers pursuant to subadvisory agreements with such Investment Managers.

Long-biased investing generally involves buying securities with the expectation that their price will increase. Investment Managers that employ long-biased equity strategies typically seek to capitalize on discrepancies between an evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of the security, and the consensus view reflected in the market price of such security. Investment Managers generally will invest primarily in equity securities and equity-linked instruments in U.S. and global markets, including emerging markets, to create long-biased holdings in various positions, sectors and/or countries. Investment Managers may focus on a particular capitalization range (e.g., small cap vs. large cap) or industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate without specific regard for capitalization, sector or geography. Certain Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund is managed under the direction of its Board of Directors (the “Board”). The Board has the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director is vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Board has engaged the Adviser to manage the day-to-day operations of the Fund, and the Subadvisers to manage allocated portions of the Fund’s assets.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Valuation of Investments

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”), and has delegated to the Adviser general responsibility for determining the value of the Fund’s investments. The Fund’s assets managed by the Subadvisers are valued in accordance with the Valuation Procedures. The value of the Fund’s assets will be based on information reasonably available on each date on which the Fund calculates its net asset value (each, a “Determination Date”) and that the Adviser believes to be reliable.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Publicly-traded equity securities are valued, except as indicated below, at the last sale price on the securities exchange or national securities market on which such securities primarily are traded (a “primary market”). If there has been no sale on such day, the securities are valued at the average of the most recent bid and asked quotations or, if no asked quotations for such security are available, at the most recent bid quotation on such exchange or market on the Determination Date.

Equity-linked instruments are valued based on the value of the underlying reference asset(s) and the terms of the instrument (e.g., an interest rate) to approximate what the Fund would receive on a current termination of the instrument. Such reference asset(s) are valued in accordance with the applicable provisions of the Valuation Procedures.

Debt securities and instruments, if any, generally are valued, to the extent possible, by an independent pricing service approved by the Board. Each pricing service provides an evaluated price based on its proprietary methodologies, which may use a variety of inputs, models and assumptions based on its methodology for a particular type of security. Debt securities and instruments for which valuation is not provided by a pricing service are valued using an evaluated price provided by Bloomberg, and if Bloomberg does not provide a price, then the security generally will be valued by obtaining prices from broker/dealers on the Determination Date. Overnight and certain other short-term debt securities and instruments with maturities of less than 60 days (excluding U.S. Treasury bills) are valued by the amortized cost method, unless a pricing service provides a valuation for such security, or, in the opinion of the Board or a committee or other person designated by the Board, the amortized cost method would not represent fair value on the Determination Date.

Derivative instruments, if any, are valued (i) by pricing services, (ii) based on the value of the underlying reference asset(s), (iii) at their last sale price on the primary market, (iv) using evaluated pricing available from Bloomberg, (v) using a quotation obtained from an independent broker/dealer, (vi) at their intrinsic value, (vii) at the most recent settlement price, (viii) at their acquisition cost until such time as market prices become available or (ix) at their fair value determined by the Valuation Committee (as defined below), as applicable.

Securities for which market prices are not readily available and securities for which quotations are deemed by the Adviser to be unreliable are fair valued or otherwise valued in accordance with the Valuation Procedures. The Board has approved the formation of a committee established by the Adviser to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures (the “Valuation Committee”), and assist in the valuation of such securities. Circumstances in which market prices may not be readily available include, but are not limited to, when an exchange or market is not open for trading for an entire trading day or closes early, or trading in a particular security is halted, and no other market prices are available. In these circumstances, portfolio management personnel of the Fund, the Adviser or the Subadvisers will seek to determine whether to recommend an adjustment to the last sale price on the primary market, and the Valuation Committee will meet as necessary, in accordance with the Valuation Procedures.

The Adviser generally will value the Fund’s investment in any Investment Funds using the “practical expedient,” in accordance with ASC Topic 820, based on the valuation provided to the Adviser by the Investment Fund in accordance with the Investment Fund’s own valuation policies, provided that the Investment Fund falls within the scope of ASC 946. The fair value of investments in Investment Funds ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments, as provided to the Fund by the Investment Managers as of or prior to the relevant Determination Date. The Valuation Procedures, however, require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. As a result, the Adviser may conclude in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund’s interests in an Investment Fund. In accordance with the Valuation Procedures, in the absence of specific transaction activity in interests in a particular Investment Fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s interest in an Investment Fund based on the net asset value reported by the Investment Manager, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs

Organizational expenses, which consist of costs incurred to establish the Fund and enable it to legally do business, are paid by the Fund and charged to expenses as incurred. Offering costs, such as state filing fees, fees regarding the preparation and printing of the Fund’s Confidential Memorandum and legal fees pertaining to the Fund’s Shares and their offering, are accounted for as deferred costs until operations begin and are then amortized over 12 months on a straight-line basis. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $30,000 and $710,650, respectively. As of September 30, 2020, $401,345 of offering costs remain as an unamortized deferred asset, while $309,305 has been expensed.

3. Select Risk Factors

The Fund’s investments may expose the Fund to various risk factors including, but not limited to the following:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in issuers in a single sector, the risk of any investment decision is increased. While the Adviser believes that the Fund’s investment program will moderate this risk to some degree through multiple Investment Managers, no guarantee or representation is made that the Fund’s investment program will be diversified or successful.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

3. Select Risk Factors (continued)

An investment in the Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Managers, the allocation of offering proceeds thereto and the performance of the Subadvisers and the Investment Funds. The Investment Managers’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Managers. No assurance can be given that: (i) the Investment Managers’ investment programs, strategies, decisions and activities will be successful; (ii) the Investment Managers will achieve their return expectations; (iii) the Investment Managers will achieve any return of capital invested; or (iv) investors will not suffer losses from an investment in the Fund. All investments made by the Investment Managers risk the loss of capital. The Investment Managers’ results may vary substantially over time.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s and the Investment Funds’ investments. In addition, turbulence in financial markets and reduced market liquidity may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments were to adversely interrupt the global supply chain, which could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund’s or the Investment Funds’ investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Equity Securities. An Investment Fund’s and the Fund’s portfolio may include positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Approach. Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in an Investment Fund, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Fund regarding its investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over an Investment Fund’s investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of the Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Managers for investment by the Fund and the allocation and reallocation of Fund assets among Investment Managers.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

3. Select Risk Factors (continued)

Investment Managers make investment decisions independently of each other so that, at any particular time, Investment Managers may buy, sell or hold similar positions at the same time. Alternatively, an Investment Manager may purchase shares in an issuer that at the same time are being sold by another Investment Manager; transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdraw from Investment Managers only at certain times due to restrictions imposed by the Investment Managers or Investment Funds, the Fund may, from time to time, temporarily invest some of its assets in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In addition, Investment Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

4. Fair Value Disclosures

The Fund discloses the fair value of its investments in accordance with FASB ASC 820-10, “Fair Value Measurements”, which establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). FASB ASC 820-10-35-40 to 54 provides three levels of fair value as listed below.

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Valuation Committee. The Valuation Committee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

4. Fair Value Disclosures (continued)

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of September 30, 2020:

	Level 1	Level 2*	Level 3*	Investments Valued at Net Asset Value	Total
Investments in Securities
Common Stocks[1]	$762,139,575	$—	$—	$—	$762,139,575
Investment Funds	—	—	—	266,014,423	266,014,423
Total Investments in Securities	$762,139,575	$—	$—	$266,014,423	$1,028,153,998

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

5. Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. In consideration of services provided, the Fund pays the Adviser a unitary management fee, computed and payable monthly in arrears, at an annual rate of 0.80% of the Fund’s net asset value (the “Unitary Fee”). In turn, the Adviser pays substantially all operating expenses of the Fund, except fees and expenses of the Investment Funds, the fees payable to the Subadvisers, interest expenses, taxes, portfolio transaction-related fees and expenses, costs of borrowing, litigation and indemnification expenses, and any other extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the period ended September 30, 2020, the Fund accrued fees to the Adviser of $3,357,440, of which $2,638,124 was paid during the period.

Each of Polen, Quantum and Vulcan has been engaged to directly manage specified portions of the Fund’s assets pursuant to subadvisory agreements with each Subadviser (the “Subadvisory Agreements”). In consideration of the subadvisory services provided to the Fund by the Subadvisers, the Fund pays a fee, calculated based on the net asset value of the respective allocated portion of the Fund’s assets, to each Subadviser (the “Subadvisory Fees”). The weighted average aggregate fee payable by the Fund to the Subadvisers, calculated at an annual rate, is 0.59% of the allocable portion of the Fund’s assets managed by the Subadvisers. For the period ended September 30, 2020, the Fund accrued fees to the Subadvisers of $1,800,935, of which $1,232,754 was paid during the period.

For purposes of determining the Unitary Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Shares on such date and before any reduction for any fees and expenses of the Fund. For purposes of determining the Subadvisory Fees payable to each Subadviser, “net asset value” means the total value of the assets of the Fund allocated to the Subadviser as of the end of a month or quarter, as the case may be, less a pro rata portion of all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Unitary Fee and the Subadvisory Fees are prorated for any partial period based on the number of days in such period. The Unitary Fee and the Subadvisory Fees are paid to the Adviser and the Subadvisers, respectively, out of the Fund’s assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Unitary Fee and the Subadvisory Fees are in addition to the asset-based fees, incentive fees or allocations, if applicable, and other expenses charged by the Investment Funds and indirectly borne by investors.

UMB Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. In consideration of these services, the Adviser pays the Administrator, out of the Unitary Fee, certain annual fees subject to a minimum fee of $215,000, in addition to certain other fixed and transactional fees, and reimburses certain of the Administrator’s expenses. During the period ended September 30, 2020, the Adviser paid the Administrator $213,607.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

5. Investment Advisory and Other Agreements (continued)

UMB Bank, n.a., an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6. Federal Income Taxes

The Fund intends to elect to be treated, and to operate in a manner so as to qualify continuously, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Fund so qualifies, the Fund generally will not be subject to U.S. federal income tax on its taxable income and gains that it distributes to investors.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by Accounting Standards Update 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded there were no uncertain tax positions as of the period ended September 30, 2020 for federal income tax purposes or in the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

At September 30, 2020, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$801,086,506
Gross unrealized appreciation	$236,166,844
Gross unrealized depreciation	(9,099,352)
Net unrealized appreciation on investments	$227,067,492

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

7. Investment Transactions

For the period ended September 30, 2020, the purchase and sale of investments in securities, excluding short-term investments and U.S. Government securities, were $213,975,632 and $91,752,683, respectively.

8. Capital Share Transactions

The Fund offers Shares on a continuous basis. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share.

The Fund, from time to time, may provide liquidity to investors by offering to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. In determining whether the Fund should repurchase Shares from investors pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Adviser expects that each repurchase offer will apply to a predetermined percentage of the net assets of the Fund, and that it will recommend to the Board that the Fund offer to repurchase Shares from investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

8. Capital Share Transactions (continued)

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC, substantially all of any taxable net capital gain realized on investments will be paid to investors at least annually.

For the period ended September 30, 2020, transactions in Shares were as follows:

Shares outstanding, May 1, 2020*	—
Shares issued from Reorganization	74,988,126
Shares issued	14,350,743
Shares reinvested	—
Shares repurchased	(694,535)
Shares outstanding, September 30, 2020	88,644,334

*	Commencement of Operations

9. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

10. Reorganization Information

The Fund is the successor to the Predecessor Funds. In connection with the reorganization of the Predecessor Funds with and into the Fund (the “Reorganization”), the Predecessor Funds transferred substantially all of their assets to the Fund in a tax-free exchange for Shares. The Fund is managed in substantially the same manner, and by the same portfolio management team, as the Predecessor Funds. The Fund’s investment objective and strategies are, in all material respects, substantially identical to those of the Predecessor Funds.

Certain investors transferred securities in-kind to the Fund in connection with the Reorganization. These investors received a number of Shares with a value equal to that of the securities they delivered to the Fund based on the Fund’s then-current net asset value per Share. Shares issued in connection with in-kind transfers of $260,303,198 are included in the Shares issued balance in the Statement of Changes in Net Assets.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2020 (Unaudited) (continued)

10. Reorganization Information (continued)

Below is a breakout of assets, liabilities, and total net assets at value transferred as of the date of Reorganization after the close of business May 1, 2020.

Assets:
Investments at Cost	$673,419,909
Investments at Value	722,689,845	[1]
Cash	17,363,966
Capital Receivable	9,498,851
Dividend Receivable	330,400
Interest Receivable	483
Total Assets	749,883,545
Liabilities:
Other Payable	2,279
Total Liabilities	2,279
Net Assets	$749,881,266

[1]	Includes $260,303,198 of securities received from in-kind transfers.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events to report.

BBR ALO Fund, LLC

Other Information
September 30, 2020 (Unaudited)

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at (212) 313-9870.

Dividend Reinvestment Program

The Fund has adopted a dividend reinvestment plan (the “Plan”) pursuant to which distributions of dividends and capital gains (“Dividends”) paid by the Fund will be automatically reinvested in additional Shares of the Fund by UMB Fund Services, Inc., as agent of the Plan (the “Plan Agent”), unless an investor “opts out” (elects not to reinvest in Shares). An investor that elects not to participate in the Plan will receive Dividends in cash, paid by the Plan Agent, as Dividend disbursing agent, directly to the investor’s account, which will be the same account from which investments and any other payments required as a condition to the investor’s investment in the Fund will be made by the investor. Even if an investor does not participate in the Plan, however, the Fund will have the ability to declare a large portion of Dividends in Shares instead of in cash. The tax treatment of dividends and capital gain distributions will be the same whether the investor takes them in cash or reinvests them to purchase additional Shares.

The Plan Agent serves as agent for the Fund’s investors in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the investors, distribute newly-issued Shares on behalf of the participants. The number of Shares to be issued will be computed at a per share rate equal to the net asset value per Share on the Dividend payment date. There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions. Additional information regarding the reinvestment of distributions may be obtained by contacting the Adviser at the number noted herein. The Plan Agent’s fees for the handling of reinvestment of Dividends are paid by the Adviser. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

Investors may elect initially not to reinvest by indicating that choice in their subscription agreement. Thereafter, investors are free to change their election at any time by contacting the Adviser at (212) 313-9870. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends.

The Fund reserves the right to amend or terminate the Plan at any time. All correspondence concerning the Plan should be directed to the Adviser at (212) 313-9870.

Investment Advisory and Subadvisory Agreement Approval

The Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”), considered the approval of the Investment Advisory Agreement and Subadvisory Agreements (collectively, the “Advisory Agreements”) at a meeting held on April 21, 2020.

In determining whether to approve the Advisory Agreements, the Board considered, in particular:

(i) The nature, extent and quality of services to be provided by the Adviser and Subadvisers: The Directors reviewed the services that Adviser and Subadvisers would provide to the Fund, including generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Directors also discussed the amount of time the Adviser and Subadvisers would dedicate to the Fund and the type of transactions that would be effected on behalf of the Fund. The Directors also considered the Adviser and Subadvisers’ investment philosophies and investment processes with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and

BBR ALO Fund, LLC

Other Information
September 30, 2020 (Unaudited) (continued)

experience of the Adviser and Subadvisers’ advisory and other personnel proposing to provide services to the Fund. The Board then considered the administrative services to be provided by the Adviser and Subadvisers to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser and Subadvisers’ engagement of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. Accordingly, the Directors concluded that the quality and scope of services to be offered by the Adviser and Subadvisers to the Fund was appropriate and supported approval of the Advisory Agreements.

(ii) Investment performance of the Fund and the Adviser and Subadvisers: Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board did, however, consider the investment performance of the Predecessor Funds as compared to the Third-Party Comparable Funds, as the Fund’s investment objective and strategies will be, in all material respects, substantially identical to those of the Predecessor Funds. The Board noted that the Predecessor Funds outperformed all of the Third-Party Comparable Funds in 2019, 2017 and 2016, and outperformed their blended comparative index each of the last three calendar years.

(iii) Cost of the services to be provided and profits to be realized by the Adviser and from the relationship with the Fund: The Board considered the fact that because the Fund had not commenced operations and the eventual amount of the Fund’s assets was uncertain, management was not able to provide the Board with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser. The Board determined to revisit this issue no later than when it next reviewed the Advisory Agreements in connection with consideration of the renewal of the Advisory Agreements for the annual period following the initial term.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors discussed that, as the Fund has not commenced investment operations and does not have any assets, economies of scale were not a significant factor for the Fund. The Directors also noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets. The Board noted, however, that the Adviser has negotiated breakpoints with certain of the Subadvisers, which are reached as the net asset value of the portion of the Fund’s assets allocated to such Subadvisers, together with all assets of the Adviser’s other clients for which the such Subadvisers provide investment management services, increases, thereby reducing the fee rate payable by the Fund to such Subadvisers and benefitting shareholders.

(v) Comparison of fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the fees to be paid by the Fund, and compared the fees to those being charged to the Third-Party Comparable Funds and to those being charged by the Adviser and the Subadvisers to other clients. The Board noted that the Fund’s unitary fee was below the median advisory fee of the Third-Party Comparable Funds, and that, while the Fund’s total advisory fees were above the median advisory fee of the Third-Party Comparable Funds, it was within the range of advisory fees charged by the Third-Party Comparable Funds. The Board also noted that the fee rates to be paid by the Fund to each Subadviser were less than or equal to the standard fee rates charged by each Subadviser to similar clients, and were the same as those paid by the Predecessor Funds. The Directors determined that the fees to be paid under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining.

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Advisory Agreements.

Corporate Offices

BBR ALO FUND, LLC
140 East 45th Street, 26th Floor
New York, New York 10017

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212
Phone: (414) 299-2200

Custodian Bank

UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue,
New York, New York 10017

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	As of the date of this filing, there have been no changes in any of the Fund's portfolio managers since the commencement of the Fund's investment operations on May 1, 2020.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BBR ALO FUND, LLC

By (Signature and Title)	/s/ Barry M. Klayman
Barry M. Klayman
Principal Executive Officer

Date	December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Barry M. Klayman
Barry M. Klayman
Principal Executive Officer

Date	December 9, 2020

By (Signature and Title)	/s/ Mark Muffler
Mark Muffler
Principal Accounting Officer
(Principal Financial Officer)

Date	December 9, 2020